UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 17, 2002

QLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26600 Laguna Hills Drive, Aliso Viejo, CA (Address of principal executive offices)		92656 (Zip Code)

Registrant’s telephone number, including area code: (949) 389-6000

Item 5. – Other Events

On October 17, 2002, Mr. Kenneth E. Hendrickson amicably resigned his position on the Board of Directors of QLogic Corporation, citing personal reasons; the resignation is effective immediately. A replacement has not yet been appointed to fill the vacancy created by Mr. Hendrickson’s resignation.

Item 7. – Financial Statements and Exhibits

(c)	Exhibits.

None.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION

October 24, 2002	/s/ Frank A. Calderoni

Frank A. Calderoni Sr. Vice President and Chief Financial Officer

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